Supplement dated October 9, 2026

to the Prospectus dated May 1, 2012 for	to the Prospectus dated October 1, 2012 for
Variable Annuity	Advantage II Variable Annuity
Variable Annuity II	Advantage III Variable Annuity
Vector Variable Annuity	National Advantage Variable Annuity
Vector II Variable Annuity
MNL Advisor Variable Annuity
issued by: Midland National® Life Insurance Company
through the Midland National Life Separate Account C
This Supplement describes important changes to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus for future reference.
On June 5, 2026, the LVIP American Century Large Company Value Fund merged with and into the LVIP American Century Value Fund. As a result, the Subaccount that invested in the LVIP American Century Large Company Value Fund merged with and into the Subaccount that invests in the LVIP American Century Value Fund. Any Accumulation Value that was held in the LVIP American Century Large Company Value Subaccount on June 5, 2026 was reallocated to the LVIP American Century Value Subaccount. Any order to allocate Net Premium or transfer Accumulation Value to the LVIP American Century Large Company Value Subaccount will be allocated to the LVIP American Century Value Subaccount. An “order” includes any “standing” allocation instructions we have on file that list the LVIP American Century Large Company Value Subaccount. If you are participating in the portfolio rebalancing or dollar cost averaging programs and your instructions allocate Accumulation Value to the LVIP American Century Large Company Value Subaccount, such Accumulated Value will be allocated to the LVIP American Century Value Subaccount.
On or about October 9, 2026 (the “Reorganization Date”), the LVIP American Century International Fund will merge with and into the LVIP MFS International Growth Fund. As a result, the Subaccount that invests in the LVIP American Century International Fund will also merge with and into a Subaccount that invests in the LVIP MFS International Growth Fund. Any Accumulation Value held in the LVIP American Century International Subaccount on the Reorganization Date will be reallocated to the LVIP MFS International Growth Subaccount. On and after the Reorganization Date, any order to allocate Net Premium or transfer Accumulation Value to the LVIP American Century International Subaccount will be allocated to the LVIP MFS International Growth Subaccount. An “order” includes any “standing” allocation instructions we have on file that list the LVIP American Century International Subaccount. If you are participating in the portfolio rebalancing or dollar cost averaging programs and your instructions allocate Accumulated Value to the LVIP American Century International Subaccount, such Accumulated Value will be allocated to the LVIP MFS International Growth Subaccount.
Additional information about the investment options available under your Contract can be found in the prospectuses for the Funds, which may be amended from time to time. You can request this information at no cost by calling 866-747-3421 or by sending an email request to SecuritiesPI@sfgmembers.com.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-270-9565, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 9261, West Des Moines, IA 50306-9261.

Please retain this supplement for future reference.